SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 12, 2005 (May 12, 2005)

Date of Report (Date of earliest event reported)

RCN Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-22825	22-3498533
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

196 Van Buren Street

Herndon, VA 20170

(Address of principal executive offices, including zip code)

(703) 434-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 12, 2005, RCN Corporation (collectively, with its direct and indirect subsidiaries, “RCN”), issued a press release reporting that Michael T. Sicoli has joined RCN as Executive Vice President and Chief Financial Officer, beginning on or about May 23, 2005. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and incorporated into this Item 5.02 by reference.

On May 12, 2005, RCN entered into an offer letter with Michael T. Sicoli (the “Employment Letter”), pursuant to which Mr. Sicoli will serve as Executive Vice President and Chief Financial Officer of RCN, effective on or about May 23, 2005. The Employment Letter contains customary confidentiality, non-competition, non-solicitation and indemnification provisions. A copy of the Employment Letter is filed as Exhibit 99.2 to this Form 8-K and incorporated into this Item 5.01 by reference.

Patrick T. Hogan, who has served as RCN’s Executive Vice President and Chief Financial Officer since 2004, will remain with RCN as Executive Vice President of Corporate Reporting.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1	RCN Corporation Press Release dated May 12, 2005.

Exhibit 99.2	Employment Letter by and between RCN Corporation and Michael Sicoli dated May 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION

By:	/s/ Peter D. Aquino
Name:	Peter D. Aquino
Title:	President and Chief Executive Officer

Date: May 12, 2005

EXHIBIT INDEX

Exhibit No.
Exhibit 99.1	RCN Corporation Press Release dated May 12, 2005.

Exhibit 99.2	Employment Letter by and between RCN Corporation and Michael Sicoli dated May 12, 2005.